Virtus KAR International Small-Mid Cap Fund

(formerly, Virtus KAR International Small Cap Fund)

and Virtus KAR International Small-Mid Cap Fund II

(formerly, Virtus KAR International Small-Mid Cap Fund),

each a series of Virtus Opportunities Trust

Supplement dated September 24, 2021 to the Summary Prospectuses and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2021, as supplemented

IMPORTANT NOTICE TO INVESTORS

The summary prospectuses for each fund listed above and the statutory prospectus and SAI for Virtus Opportunities Trust have been updated to reflect certain changes effective September 24, 2021, as further discussed below.

As previously disclosed on July 26, 2021, the investment strategy of the fund formerly known as Virtus KAR International Small Cap Fund has changed to an international small-mid cap strategy. That fund’s name has therefore changed to “Virtus KAR International Small-Mid Cap Fund,” the disclosure for that fund in the Virtus Opportunities Trust statutory prospectus is no longer valid, and all references to that fund in the SAI are hereby deemed changed to refer to Virtus KAR International Small-Mid Cap Fund. Please see the separate statutory prospectus and summary prospectus applicable to Virtus KAR International Small-Mid Cap Fund for additional disclosure regarding these changes.

Concurrently, the name of the fund formerly known as Virtus KAR International Small-Mid Cap Fund changed to “Virtus KAR International Small-Mid Cap Fund II.” Accordingly, effective September 24, 2021, all references in that fund’s summary prospectus and the Virtus Opportunities Trust statutory prospectuses and SAI to its former name are hereby deemed changed to refer to Virtus KAR International Small-Mid Cap Fund II.

Investors should retain this amendment with the

Prospectuses and SAI for future reference.

VOT 8020 KARIntSmall-Cap/IntSMIDCapChanges (9/2021)